ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At August 31, 1999 the Company's net assets were equivalent to R123.25 ($20.27) per share. This compares with R108.18 ($19.01) per share at November 30, 1998 the end of the Company's previous fiscal year. Net asset values are computed in terms of rand, the currency of the Republic of South Africa, and then converted to United States dollars at the rand exchange rate as described in Note (1)B, on page 7. The most recent net asset value similarly calculated was R124.28 ($20.31) per share at September 16, 1999 at which date our shares sold at a market price of $17.375 per share, a discount of 14.5% to the net asset value.

     Net investment income for the nine months ended August 31, 1999 was equivalent to $.46 per share vs. $.63 for the same period last year. The Board of Directors declared a dividend of $.15 per share on July 29, 1999 payable August 27, 1999 to shareholders of record on August 20, 1999.

     It now appears that the proposed sale of 310 tons of gold by the International Monetary Fund (IMF) to finance debt reduction for poor countries will not occur. Instead, IMF's governing interim committee is expected to meet shortly to discuss a proposal to revalue 10 million ounces of its gold reserves to market prices from its current book value of about $47.00 per ounce. This will allow the IMFto release $1.1 billion to fund debt relief. Public Opinion polls showed that the public in the U.K., the U.S., France, and Italy opposed the IMFsales. The apparent withdrawal from the market of IMF tended to stabilize the gold price. The second tranche of the Bank of England's gold sale came into the market on September 21st. This sale was part of the Bank's plan to sell 415 tons of its 715 ton gold reserve. Unlike the July 6th sale, it was well received and the gold price strengthened.

     On Sunday, September 26th, fifteen European Central Banks, including the European Central Bank and Britain's Central Bank, pledged to cap annual gold sales at 400 tons for the next five years. Central Bank sales have been blamed for gold's sluggish performance this past summer. The Central Banks have also agreed to limits on future gold leasing. Leased gold is used for forward selling. Forward selling has also been blamed for downward pressure on the gold price. This positive news resulted in strong demand for gold, pushing the spot price and price of gold shares sharply higher.

     The lower gold price earlier in the year appears to have stimulated demand for the metal. In August, the World Gold Council announced that in the second quarter of 1999, the demand for gold rose to 809 tons, a gain of 16% from the second quarter of 1998 and a record high for any three month period. Significantly, investment demand over the same period rose 32% to 123.1 tons. For the first half of 1999 gold demand totaled 1,598 tons a year, a year gain of 35% and also a record for the period.

     During the Company's last fiscal quarter ending August 31st the dollar price of gold fell from $268.60 to $254.80, a decline of 5.1%. However, the Philadelphia Stock Exchange Gold Index (XAU) rose 10% and the Johannesburg Stock Exchange All Gold Index rose 16%. The Company's net asset value during this period rose 19.4% in dollars and 17.0% in rand, the difference reflecting a 2.4% increase in the value of the rand against the U.S. dollar. Unfortunately, the benefit of this increase in our net asset value was offset, in part by the market price of our stock, which moved the premium/discount to NAV from a premium on May 31st of 2.4% to a discount of 10.9% on August 31st.

     South African gold mining companies seem to have learned to cope with a lower gold price. Costs have been kept under control and profits have been aided by hedging. A longer-term weakness in the rand has also helped profitability. This has been reflected in surprisingly good dividend declarations, which should benefit the Company's earnings, at least over the balance of this fiscal year.

     The platinum price continues to strengthen and this has been reflected in the price of the two platinum-mining companies held in our portfolio. The rising price reflects uncertainty as to Russian deliveries, as political instability in that country persists.Platinum jewelry demand has picked up, particularly from Japan, where the strong yen has made the platinum price attractive. A recent reduction in the import duty on platinum in India has created a strong demand from that country. Robust demand for the metal has also come as a result of from strong and growing automobile sales throughout most of the world.

     During the third quarter we added to our portfolio a holding in Ashanti Goldfields Company Limited ("Ashanti"). Ashanti is an Africa based international gold mining and explorations group. It has six producing mines in three African countries, Ghana, Guinea and Zimbabwe. A seventh mine is expected to be operational in the year 2000 in Tanzania. Ashanti is listed on six international stock exchanges, including New York and London. It reports 37 million ounces of indicated gold reserves. In 1998, the company produced a record 1,547,610 ounces of gold at a cash cost of $218 per ounce.

     I would like to call to your attention the availability of the Dividend Reinvestment Plan. Any inquiries in regard to the plan should be directed to EquiServe-First Chicago Trust Division ("FCTD"), Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, NJ, 07303-2598, U.S.A. Also FCTDis now able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The FCTD address is "FCTC@EM.FCNBD.COM", and access is available 24-hours a day. In addition, FCTD has established a Response Center to respond to shareholders' questions in a timely manner. The telephone number is 201-324-0498. The Response Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Standard Time).

                                                   ROBERT J.A. IRWIN
September 27, 1999                                CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(NOTE 1)

August 31, 1999
(Unaudited)

---------------------------------------------------------------------------------------------------------------
                                                   Number of    South African   United States     Percent of
      Name of Company                                 Shares             Rand         Dollars     Net Assets
---------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      SOUTH AFRICAN GOLD MINES
      Anglogold Limited                            1 194 947    R 364 458 835                           30.8%
      Gold Fields Limited                         10 794 979      226 694 559                           19.2
      Western Areas Gold Mining Company Limited      600 300       10 205 100                             .9
---------------------------------------------------------------------------------------------------------------
                                                                  601 358 494     $98 907 647           50.9
---------------------------------------------------------------------------------------------------------------
      NORTH AFRICAN GOLD MINES
      Ashanti Goldfields Company Limited             306 500       12 345 820                            1.0
---------------------------------------------------------------------------------------------------------------
                                                     306 500       12 345 820       2 030 563            1.0
---------------------------------------------------------------------------------------------------------------
      CANADIAN GOLD MINES
      Barrick Gold Corporation                       282 000       32 790 960                            2.8
      Euro Nevada Mining Corporation Limited         398 000       29 233 100                            2.5
      Placer Dome Incorporated                       365 312       22 905 062                            1.9
---------------------------------------------------------------------------------------------------------------
                                                                   84 929 122      13 968 606            7.2
---------------------------------------------------------------------------------------------------------------
                                                                  698 633 436     114 906 816           59.1
---------------------------------------------------------------------------------------------------------------
      OPTIONS
      Randfontein options                             55 939           83 349          13 708             --
---------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER COMPANIES
      Anglo American Platinum Corporation Limited  1 014 800      140 448 320                           11.9
      Anglo American PLC                             320 000      107 136 000                            9.1
      De Beers Consolidated Mines
         Limited/Centenary AG                      1 001 300      166 215 800                           14.0
      Impala Platinum Holdings Limited               262 700       51 226 500                            4.3
---------------------------------------------------------------------------------------------------------------
                                                                  465 026 620      76 484 641           39.3
      Total Investments, at Market Value                        1 163 743 405     191 405 165           98.4
      CASH AND OTHER ASSETS LESS PAYABLES                          19 423 713       3 209 878            1.6
---------------------------------------------------------------------------------------------------------------
      Total Net Assets                                         R1 183 167 118    $194 615 043          100.0%
---------------------------------------------------------------------------------------------------------------

The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES
(Unaudited)

-------------------------------------------------------------------------------------------------------------------
                                                          August 31, 1999               August 31, 1998
                                                    South African  United States   South African  United States
      ASSETS                                                 Rand        Dollars            Rand        Dollars
-------------------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
        Gold mining companies--
          Cost R 203 930 373  $93 278 995 in 1999
               R 125 014 358  $80 308 680 in 1998    R 698 716 785   $114 920 524    R513 234 653   $ 79 571 264
        Other companies--
          Cost R 80 132 354   $34 342 056 in 1999
               R 108 723 218  $49 164 650 in 1998      465 026 620     76 484 641     316 160 735     49 017 168
-------------------------------------------------------------------------------------------------------------------
                                                     1 163 743 405    191 405 165     829 395 388    128 588 432
      Cash in banks                                      8 406 246      1 382 603       3 342 112        518 157
      Dividends and interest receivable                 10 956 591      1 802 071      14 894 700      2 309 255
      Other assets                                         475 526         93 403         714 966        130 940
-------------------------------------------------------------------------------------------------------------------
      Total assets                                   1 183 581 768    194 683 242     848 347 166    131 546 784
-------------------------------------------------------------------------------------------------------------------
      LIABILITIES
-------------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities             414 650         68 199         862 873        133 779
-------------------------------------------------------------------------------------------------------------------
      Total liabilities                                    414 650         68 199         862 873        133 779
-------------------------------------------------------------------------------------------------------------------

      NET ASSETS (SHAREHOLDERS' INVESTMENT)
-------------------------------------------------------------------------------------------------------------------
      Ordinary (common) shares R0.25 nominal (par) value
        Authorized: 24,000,000 shares
        Issued & outstanding: 9,600,000 shares           2 400 000      3 360 000       2 400 000      3 360 000
      Share premium (capital surplus)                   19 636 586     27 489 156      19 636 586     27 489 156
      Undistributed net investment income               21 188 416     56 479 569      29 785 431     58 071 938
      Undistributed net realized gain (loss) from
        foreign currency transactions                    3 830 432    (28 778 177)      4 399 793    (18 242 209)
      Undistributed net realized gain on investments   249 184 977     72 844 552     189 058 719     62 175 232
      Net unrealized appreciation (depreciation)
        on investments                                 879 690 947     63 784 046     595 657 779       (884 898)
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency                                 7 235 760       (564 103)      6 545 985       (556 214)
-------------------------------------------------------------------------------------------------------------------
      Net assets                                    R1 183 167 118   $194 615 043    R847 484 293   $131 413 005
-------------------------------------------------------------------------------------------------------------------
      Net asset value per share                            R123.25         $20.27          R88.28         $13.69
===================================================================================================================

      The closing price of the Company's shares on the New York Stock Exchange was $18.0625 per share on August 31, 1999 and $13.625 per share on August 31, 1998.

      The notes to the financial statements form an integral part of these statements.

      The latest valuation of net assets per share will be furnished upon request to any shareholder by the Company, 36 Wierda Road West, Sandton, South Africa or, for the convenience of United States shareholders, by LGNAssociates, Lawrence G. Nardolillo, C.P.A., P.O. Box 269, Florham Park, New Jersey, 07932, (973-377-3535)

STATEMENTS OF OPERATIONS
(Unaudited)

                                                                           Nine months ended
------------------------------------------------------------------------------------------------------------------------
                                                             August 31, 1999                August 31, 1998
                                                       South African  United States   South African  United States
                                                                Rand        Dollars            Rand        Dollars
------------------------------------------------------------------------------------------------------------------------
                                                                                                           >
    Investment income
        Dividends                                       R 34 174 145    $ 5 560 140    R 40 068 462    $ 7 427 963
        Interest                                           1 743 464        284 965         923 872        173 712
------------------------------------------------------------------------------------------------------------------------
                                                          35 917 609      5 845 105      40 992 334      7 601 675
------------------------------------------------------------------------------------------------------------------------
    Expenses
        Shareholders' report and proxy expenses              532 147         88 877         791 283        154 869
        Directors' fees and expenses                       1 902 909        312 425       1 468 331        270 800
        Salaries                                           1 439 637        237 675       1 452 411        277 731
        Other administrative expenses                      1 573 193        260 269       1 363 568        260 402
        Transfer agent, registrar and custodian              461 179         75 311         404 677         75 396
        Professional fees and expenses                       718 977        117 914         537 317         96 306
        Insurance                                            431 728         71 007         505 682         95 485
        Other                                              1 739 885        285 756       1 715 348        325 938
------------------------------------------------------------------------------------------------------------------------
                                                           8 799 655      1 449 234       8 238 617      1 556 927
------------------------------------------------------------------------------------------------------------------------
    Net investment income                                 27 117 954      4 395 871      32 753 717      6 044 748
========================================================================================================================
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                                 68 941 656     11 393 080             117             19
      Cost of securities sold                             27 128 438      3 820 019              --             --
------------------------------------------------------------------------------------------------------------------------
    Net realized gain from investments                    41 813 218      7 573 061             117             19
------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency
      transactions Investments                                    --     (9 634 327)             --             --
      Foreign currency transactions                         (397 773)       (47 289)      1 978 971       (217 068)
------------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign currency
      transactions                                          (397 773)    (9 681 616)      1 978 971       (217 068)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in unrealized appreciation
      on investments
      Balance, beginning of period                       778 778 375     49 646 548     705 737 193     63 834 015
      Balance, end of period                             879 690 947     63 784 046     595 657 779       (884 898)
------------------------------------------------------------------------------------------------------------------------
    Increase (Decrease)                                  100 912 572     14 137 498    (110 079 414)   (64 718 913)
------------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation)
      on translation of assets and liabilities in
       foreign currency                                    1 796 956        (19 308)        264 382       (236 515)
------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions      144 124 973     12 009 635    (107 835 944)   (65 172 477)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting
      from operations                                   R171 242 927    $16 405 506    R(75 082 227)  $(59 127 729)
=========================================================================================================================

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

                                                                           Nine months ended
---------------------------------------------------------------------------------------------------------------------------
                                                            August 31, 1999                 August 31, 1998
                                                       South African  United States   South African  United States
      STATEMENTS OF SURPLUS                                     Rand        Dollars            Rand        Dollars
---------------------------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of period         R  19 636 586   $ 27 489 156   R  19 636 586   $ 27 489 156
===========================================================================================================================
      Undistributed net investment income
          Balance, beginning of period                 R  20 681 662   $ 56 403 698   R  28 481 314   $ 57 787 190
          Net investment income for the period            27 117 954      4 395 871      32 753 717      6 044 748
---------------------------------------------------------------------------------------------------------------------------
                                                          47 799 616     60 799 569      61 235 031     63 831 938
          Dividends paid                                 (26 611 200)    (4 320 000)    (31 449 600)    (5 760 000)
---------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                       R  21 188 416   $ 56 479 569   R  29 785 431   $ 58 071 938
---------------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain (loss) from
        foreign currency transactions
          Balance, beginning of period                 R   4 228 205   $(19 096 561)  R   2 420 822   $(18 025 141)
          Net realized gain (loss) for the period           (397 773)    (9 681 616)      1 978 971       (217 068)
---------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                       R   3 830 432   $(28 778 177)  R   4 399 793   $(18 242 209)
===========================================================================================================================
      Undistributed net realized gain on investments
          (Computed on identified cost basis)
          Balance, beginning of period                 R 207 371 759   $ 65 271 491   R 189 058 602   $ 62 175 213
          Net realized gain for the period                41 813 218      7 573 061             117             19
---------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                       R 249 184 977   $ 72 844 552   R 189 058 719   $ 62 175 232
===========================================================================================================================
      Net unrealized appreciation on investments
          Balance, beginning of period                 R 778 778 375   $ 49 646 548   R 705 737 193   $ 63 834 015
          Increase (Decrease) for the period             100 912 572     14 137 498    (110 079 414)   (64 718 913)
---------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                       R 879 690 947   $ 63 784 046   R 595 657 779   $   (884 898)
===========================================================================================================================
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency
          Balance, beginning of period                 R   5 438 804   $  (544 795)   R   6 281 603   $   (319 699)
          Net unrealized appreciation (depreciation)
            for the period                                 1 796 956       (19 308)         264 382       (236 515)
---------------------------------------------------------------------------------------------------------------------------
          Balance, end of period                       R   7 235 760   $  (564 103)   R   6 545 985   $   (556 214)
===========================================================================================================================

                                                                      Nine months ended
---------------------------------------------------------------------------------------------------------------------------
                                                             August 31, 1999                August 31, 1998
                                                       South African  United States   South African  United States
      STATEMENTS OF CHANGES IN NET ASSETS                       Rand        Dollars            Rand        Dollars
---------------------------------------------------------------------------------------------------------------------------

      Net investment income                            R  27 117 954   $  4 395 871    R 32 753 717   $  6 044 748
      Net realized gain from investments                  41 813 218      7 573 061             117             19
      Net realized gain (loss) from foreign currency
        transactions                                        (397 773)    (9 681 616)      1 978 971       (217 068)
      Net increase (decrease) in unrealized appreciation
        on investments                                   100 912 572     14 137 498    (110 079 414)   (64 718 913)
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency                                   1 796 956        (19 308)        264 382       (236 515)
---------------------------------------------------------------------------------------------------------------------------
                                                         171 242 927     16 405 506     (75 082 227)   (59 127 729)
      Dividends paid from net investment income          (26 611 200)    (4 320 000)    (31 449 600)    (5 760 000)
---------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)                          144 631 727     12 085 506    (106 531 827)   (64 887 729)
      Net assets, beginning of period                  1 038 535 391    182 529 537     954 016 120    196 300 734
---------------------------------------------------------------------------------------------------------------------------
      Net assets, end of period                       R1 183 167 118   $194 615 043   R 847 484 293   $131 413 005
===========================================================================================================================

      The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS

                                 AUGUST 31, 1999
                                   (UNAUDITED)

     (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--The following is a summary of the Company's significant accounting policies:

          A.  INVESTMENTS

     Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

     Substantially all shares in the Company's portfolio are traded on the Johannesburg Stock Exchange. The Company cannot trade in securities markets other than the Johannesburg Stock Exchange without permission of the South African Exchange Control Authorities.

     Quoted market value of those shares traded on the Johannesburg Stock Exchange or other stock exchanges, as applicable, represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

          B.  TRANSLATION OF SOUTH AFRICAN RAND INTO UNITED STATES DOLLARS

     The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. The Company translates rand into U.S. dollars at the current rand exchange rate in computing its net asset values. At August 31, 1999, the rand exchange rate was approximately R6.08 to the dollar ($.16 to the rand). United States dollar equivalents have been determined at appropriate rates of exchange as follows:

               (i) Purchases, sales, receipts and expenditures are translated at the approximate official rates of exchange in effect at the respective dates of such transactions.

               (ii) Assets, including investment securities, at quoted market value (Note (1) A), and liabilities at each reporting date are translated at the official exchange rate in effect at such date.

               (iii) Ordinary shares outstanding and share premium (capital surplus) accounts are translated at historical rates, averaging $1.40 to the rand.

          C.  EXCHANGE GAINS AND LOSSES

     The Company adopted the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the fiscal year beginning December 1, 1994. The adoption of the SOP resulted in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) from foreign currency transactions, and the inclusion of unrealized gain (loss) on the translation of currency into net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

          D.  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     During the nine months ended August 31, 1999 sales of securities amounted to R 68,941,656 ($11,393,080) and purchases of securities amounted to R 167,246,260 ($10,983,353). Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend). Interest income is recognized on the accrual basis.

          E.  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders are recorded on the ex-dividend date.

          F.  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

     (2) TAX STATUS OF THE COMPANY--There is no South African tax on dividends received by the Company and it is exempt from tax on gains realized on the disposition of securities, provided, as has been the Company's practice, that its purchases of securities are made for investment purposes. Effective June 1992, the Company is no longer subject to tax on interest income. Exemption has been granted to the Company from the payment of a Secondary Tax on Companies. The Company (a South African corporation) intends to conduct its business in a manner that will not subject it to United States income or capital gain taxes.

     The reporting for financial statement purposes of distributions made during the period from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See page 10 for additional tax information for United States shareholders.

     (3) CURRENCY EXCHANGE--There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

     (4) RETIREMENT PLAN--Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the nine months ended August 31, 1999, retirement plan expense aggregated R3,995 ($699), and in the nine months ended August 31, 1998, retirement plan expense aggregated R6,480 ($1,352). In addition, in 1998 the Company renewed an annuity policy owned by the Company, for the benefit of the Chairman, at an annual cost of $25,000 per year for five years.

FINANCIAL HIGHLIGHTS

                                                  Nine months ended               Year ended November 30
---------------------------------------------------------------------------------------------------------------------------
                                                 August 31  August 31
                                                   1999       1998      1998      1997      1996       1995      1994
                                                     (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                                         South African Rand
---------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period     R 108.18    R 99.38   R 99.38  R 161.77  R 127.19   R 181.42  R 154.00
===========================================================================================================================
      Net investment income                        2.82       3.41      3.59      4.43      4.52       5.17      5.74
      Net realized gain from investments           4.36         --      1.91        --      1.50       2.39       .71
      Net realized gain(loss) from foreign
        currency transactions                      (.04)       .21       .19       .11      (.12)       .10       .17
      Net increase(decrease) in unrealized
        appreciation on investments               10.51     (11.47)     7.61    (61.40)    34.03     (54.67)    27.93
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency             .19        .03      (.09)      .02       .62        .01       .01
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations            17.84      (7.82)    13.21    (56.84)    40.55     (47.00)    34.56
      Less dividends                              (2.77)     (3.28)    (4.41)    (5.55)    (5.97)     (7.23)    (7.14)
---------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period           R 123.25    R 88.28  R 108.18   R 99.38  R 161.77   R 127.19  R 181.42
===========================================================================================================================
                                                                 United States Dollars
---------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period      $ 19.01    $ 20.45   $ 20.45   $ 35.09   $ 34.66    $ 51.10   $ 45.70
---------------------------------------------------------------------------------------------------------------------------
      Net investment income                         .46        .63       .66       .97      1.10       1.43      1.62
      Net realized gain from investments            .79         --       .32        --       .39        .65       .20
      Net realized (loss) from foreign
        currency transactions                     (1.01)      (.02)     (.11)       --      (.71)      (.93)     (.23)
      Net increase(decrease) in unrealized
        appreciation on investments                1.47      (6.74)    (1.49)   (14.41)     1.05     (15.58)     5.82
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency              --       (.03)     (.02)       --        --       (.01)     (.01)
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations             1.72      (6.16)     (.64)   (13.44)     1.83     (14.44)     7.40
      Less dividends                               (.45)      (.60)     (.80)    (1.20)    (1.40)     (2.00)    (2.00)
---------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period            $ 20.27    $ 13.69   $ 19.01   $ 20.45   $ 35.09    $ 34.66   $ 51.10
===========================================================================================================================
      Market value per share, end of period     $ 18.06    $ 13.63   $ 19.13   $ 20.63   $ 37.63    $ 39.00   $ 43.63
      TOTAL INVESTMENT RETURN
      Based on market value per share             (3.01)%   (31.82%)   (3.30%)  (42.86%)    (.28%)    (6.36%)    (.29%)
      RATIOS TO AVERAGE NET ASSETS
      Expenses                                      .84%       .82%     1.15%      .71%      .49%       .53%      .42%
      Net investment income                        2.56%      3.19%     3.34%     3.25%     2.72%      3.47%     3.23%
      SUPPLEMENTAL DATA:
      Net assets, end of period (000 omitted)   $194,615  $131,413  $182 530  $196 301  $336 882   $332 691  $490 595
      Portfolio turnover rate                       6.66%       --      1.06%       --      1.79%      2.40%     1.18%

      Per share calculations are based on the 9,600,000 shares outstanding.

                                                     ---------------------------


SUPPLEMENTARY INFORMATION

Nine months ended August 31, 1999 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 South African Rand
---------------------------------------------------------------------------------------------------------------------------
      Certain fees incurred by the company
        Directors' fees                                                                             R 1 035 852
        Officers' salaries                                                                              886 171
        Arthur Andersen (Auditors)                                                                      281 914
        Ranquin Associates (South African Secretary)                                                    433 200

             CERTAIN TAX INFORMATION FOR UNITED STATES SHAREHOLDERS

     From December 1, 1963 through November 30, 1987, the Company was treated as a "foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the fiscal years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 1998.

YEAR ENDED NOVEMBER 30     PER YEAR     PER DAY       YEAR ENDED NOVEMBER 30      PER YEAR     PER DAY
----------------------     --------     -------       ----------------------      --------     -------
     1964 .........         $ .042      $.00012             1976 .........           .370       .00101
     1965 .........           .067       .00019             1977 .........           .083       .00023
     1966 .........           .105       .00029             1978 .........           .357       .00098
     1967 .........           .277       .00076             1979 .........           .219       .00060
     1968 .........           .241       .00066             1980 .........          1.962       .00538
     1969 .........           .461       .00126             1981 .........           .954       .00261
     1970 .........           .218       .00060             1982 .........           .452       .00124
     1971 .........           .203       .00056             1983 .........            -0-          -0-
     1972 .........           .445       .00122             1984 .........            -0-          -0-
     1973 .........           .497       ,00136             1985 .........          (.151)     (.00041)
     1974 .........          1.151       .00316             1986 .........            -0-          -0-
     1975 .........           .851       .00233             1987 .........            -0-          -0-

     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder elects either to treat the PFIC as a qualified electing fund ("QEF") with respect to his interest therein, or for taxable years of such United States shareholder beginning after December 31, 1997, to "mark-to-market" his PFIC shares as of the close of each taxable year.

     In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of Company stock by the United States shareholder will be treated as ordinary income. In addition, such non-electing United States shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such non-electing United States shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death.

     If the United States shareholder elects to treat the Company as a QEF with respect to his interest therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his interest generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder would include annually in his gross income his pro rata share of the Company's ordinary earnings and not capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who made the QEF election for the first year he held his shares during which the Company was a PFIC (or who later made the election and also elected to treat his interest generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective) would recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if the United States shareholder makes the mark-to-market election with respect to regularly-traded PFIC stock for taxable years beginning on or after January 1, 1998, such electing United States shareholder would be required annually to report any unrealized gain with respect to such shareholder's stock as an item of ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of the PFIC stock also would be treated as ordinary income, but such United States shareholder would not be subject to an interest charge on his resulting tax liability. Special rules would apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

     A more detailed discussion of the United States federal income tax rules applicable to PFICs, including information relating to the filing of QEF elections, may be found in the Company's 1998 Annual Report under the heading "Certain tax information for United States shareholders."

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN
  (U.S.A.)                          (U.S.A)

HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (South Africa)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (Great Britain)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT
  (SOUTH AFRICA)                    (South Africa)

---------------------------------------------
WESLEY A. STANGER, JR., DIRECTOR EMERITUS


OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER

   RONALD L. MCCARTHY, MANAGING DIRECTOR

   CHESTER A. CROCKER, UNITED STATES SECRETARY

   RANQUIN ASSOCIATES, SOUTH AFRICAN SECRETARY

   HENRY R. BRECK, ASSISTANT TREASURER


AUDITORS

   ARTHUR ANDERSEN & CO., JOHANNESBURG, SOUTH AFRICA

   ARTHUR ANDERSEN LLP, NEW YORK, N.Y., U.S.A.


COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA,

   SHEARMAN & STERLING, NEW YORK, N.Y., U.S.A.


CUSTODIAN

   THE CHASE MANHATTAN BANK, N.A. NEW YORK, N.Y., U.S.A.


SHAREHOLDER SERVICES

   LGN ASSOCIATES, FLORHAM PARK, NJ, USA (973) 377-3535

   WEBSITE--HTTP://WWW.ASALTD.COM


SUBCUSTODIAN

   STANDARD BANK OF SOUTH AFRICA LIMITED, JOHANNESBURG, SOUTH AFRICA


TRANSFER AGENT

   EQUISERVE-FIRST CHICAGO TRUST DIVISION, JERSEY CITY, N.J.,
   U.S.A.




                                   [GRAPHIC]

                                  ASA LIMITED





                                    INTERIM
                                     REPORT


                                    FOR THE
                                  NINE MONTHS
                                     ENDED
                                AUGUST 31, 1999